FINANCIAL INSTRUMENTS & RISK MANAGEMENT	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
FINANCIAL INSTRUMENTS & RISK MANAGEMENT	FINANCIAL INSTRUMENTS & RISK MANAGEMENT
Risk Management Overview
Pembina has exposure to counterparty credit risk, liquidity risk and market risk. Pembina recognizes that effective management of these risks is a critical success factor in managing organization and shareholder value.
Risk management strategies, policies and limits ensure risks and exposures are aligned to Pembina's business strategy and risk tolerance. Pembina's Board of Directors is responsible for providing risk management oversight at Pembina and oversees how management monitors compliance with Pembina's risk management policies and procedures and reviews the adequacy of this risk framework in relation to the risks faced by Pembina. Internal audit personnel assist the Board of Directors in its oversight role by monitoring and evaluating the effectiveness of the organization's risk management system.
Counterparty Credit Risk
Counterparty credit risk represents the financial loss Pembina may experience if a counterparty to a financial instrument or commercial agreement failed to meet its contractual obligations to Pembina in accordance with the terms and conditions of the financial instruments or agreements with Pembina. Counterparty credit risk arises primarily from Pembina's cash and cash equivalents, trade and other receivables, advances to related parties and from counterparties to its derivative financial instruments. The carrying amount of Pembina's cash and cash equivalents, trade and other receivables, advances to related parties, derivative financial instruments and certain financial guarantees represents the maximum counterparty credit exposure, without taking into account security held.
Pembina manages counterparty credit risk through established credit management techniques, including conducting comprehensive financial and other assessments for all new counterparties and regular reviews of existing counterparties to establish and monitor a counterparty's creditworthiness, setting exposure limits, monitoring exposures against these limits, entering into master netting arrangements and obtaining financial assurances where warranted. Pembina utilizes various sources of financial, credit and business information in assessing the creditworthiness of a counterparty including external credit ratings, where available, and in other cases, detailed financial statement analysis in order to generate an internal credit rating based on quantitative and qualitative factors. The Board of Directors has approved a counterparty exposure limit matrix which establishes the maximum exposure that can be approved for a counterparty based on debt rating. Pembina continues to closely monitor and reassess the creditworthiness of its counterparties, which has resulted in Pembina reducing or mitigating its exposure to certain counterparties where it was deemed warranted and permitted under contractual terms.
Financial assurances from counterparties may include guarantees, letters of credit and cash. At December 31, 2021 letters of credit totaling $100 million (December 31, 2020: $130 million) were held primarily in respect of customer trade receivables.
Pembina typically has collected its trade receivables in full and at December 31, 2021, 98 percent were current (2020: 94 percent). Management defines current as outstanding accounts receivable under 30 days past due. Pembina has a general lien and a continuing and first priority security interest in, and a secured charge on, all of a shipper's petroleum products in its custody.
At December 31, the aging of past due trade and other receivables was as follows:

($ millions)	2021	2020
31-60 days past due	2	3
Greater than 61 days past due	2	8
	4	11
Pembina uses a loss allowance matrix to measure lifetime expected credit losses at initial recognition and throughout the life of the receivable. The loss allowance matrix is determined based on Pembina's historical default rates over the expected life of trade receivables, adjusted for forward-looking estimates. Management believes the unimpaired amounts that are past due by greater than 30 days are fully collectible based on historical default rates of customers and management's assessment of counterparty credit risk through established credit management techniques as discussed above.
Expected credit losses on lease receivables are determined using a probability-weighted estimate of credit losses, measured as the present value of all expected cash shortfalls, discounted at the interest rates implicit in the leases, using reasonable and supportable information about past events, current conditions and forecasts of future economic conditions. Pembina considers the risk of default relating to lease receivables low based on Pembina's assessment of individual counterparty credit risk through established credit management techniques as discussed above.
Advances to related parties at December 31, 2021 are held at amortized cost and consist of funds advanced by Pembina to a jointly controlled entity. Expected credit losses are measured using a probability-weighted estimate of credit losses, measured as the present value of all expected cash shortfalls, discounted at the effective interest rate of the financial asset, using reasonable and supportable information about past events, current conditions and forecasts of future economic conditions.
Pembina monitors and manages its concentration of counterparty credit risk on an ongoing basis. Pembina believes these measures minimize its counterparty credit risk but there is no certainty that they will protect it against all material losses. As part of its ongoing operations, Pembina must balance its market and counterparty credit risks when making business decisions.
Liquidity Risk
Liquidity risk is the risk Pembina will not be able to meet its financial obligations as they come due. The following are the contractual maturities of financial liabilities, including estimated interest payments.

			Outstanding Balances Due by Period
As at December 31, 2021	Carrying Amount	Expected Cash Flows	Less Than 1 Year	1 - 3 Years	3 - 5 Years	More Than 5 Years
($ millions)
Trade payables and accrued liabilities	1,063	1,063	1,063	—	—	—
Loans and borrowings	10,645	16,535	1,478	1,944	2,088	11,025
Subordinated hybrid notes	594	874	41	58	58	717
Dividends payable	115	115	115	—	—	—
Derivative financial liabilities	59	59	59	—	—	—
Lease liabilities	723	978	113	181	152	532
Pembina manages its liquidity risk by forecasting cash flows over a 12 month rolling time period to identify financing requirements. These financing requirements are then addressed through a combination of credit facilities and through access to capital markets, if required.
Market Risk
Pembina's results are subject to movements in commodity prices, foreign exchange and interest rates. A formal Risk Management Program including policies and procedures has been designed to mitigate these risks.
a.    Commodity Price Risk
Certain of the transportation contracts or tolling arrangements with respect to Pembina's pipeline assets do not include take-or-pay commitments from crude oil and gas producers and, as a result, Pembina is exposed to throughput risk with respect to those assets. A decrease in volumes transported can directly and adversely affect Pembina's revenues and earnings. The demand for, and utilization of, Pembina's pipeline assets may be impacted by factors such as changing market fundamentals, capacity bottlenecks, operational incidents, regulatory restrictions, system maintenance, weather and increased competition. Market fundamentals, such as commodity prices and price differentials, natural gas and gasoline consumption, alternative energy sources and global supply disruptions outside of Pembina's control can impact both the supply of and demand for the commodities transported on Pembina's pipelines.
Pembina's Marketing business includes activities related to product storage, terminalling, and hub services. These activities expose Pembina to certain risks relating to fluctuations in commodity prices and, as a result, Pembina may experience volatility in revenue and impairments related to the book value of stored product with respect to these activities. Primarily, Pembina enters into contracts to purchase and sell crude oil, condensate, NGL and natural gas at floating market prices; as a result, the prices of products that are marketed by Pembina are subject to volatility as a result of factors such as seasonal demand changes, extreme weather conditions, market inventory levels, general economic conditions, changes in crude oil markets and other factors. Pembina manages its risk exposure by balancing purchases and sales to secure less volatile margins. Notwithstanding Pembina's management of price and quality risk, marketing margins for commodities can vary and have varied significantly from period to period in the past. This variability could have an adverse effect on the results of Pembina's Marketing business and its overall results of operations. To assist in reducing this inherent variability in its Marketing business, Pembina has invested, and will continue to invest, in assets that have a fee-based revenue component.
Pembina is also exposed to potential price declines and decreasing frac spreads between the time Pembina purchases NGL feedstock and sells NGL products. Frac spread is the difference between the sale prices of NGL products and the cost of NGL sourced from natural gas and acquired at prices related to natural gas prices. Frac spreads can change significantly from period to period depending on the relationship between NGL and natural gas prices (the "frac spread ratio"), absolute commodity prices and changes in the Canadian to U.S. dollar exchange rate. In addition to the frac spread ratio changes, there is also a differential between NGL product prices and crude oil prices which can change margins realized for midstream products. The amount of profit or loss made on the extraction portion of the business will generally increase or decrease with frac spreads. This exposure could result in variability of cash flow generated by the Marketing business, which could affect Pembina and the cash dividends that Pembina is able to distribute.
Pembina utilizes financial derivative instruments as part of its overall risk management strategy to assist in managing the exposure to commodity price, interest rate, cost of power and foreign exchange risk. As an example of commodity price mitigation, Pembina actively fixes a portion of its exposure to fractionation margins through the use of derivative financial instruments. Additionally, Pembina's Marketing business is also exposed to variability in quality, time and location differentials for various products, and financial instruments may be used to offset Pembina's exposures to these differentials. Pembina does not use financial instruments for speculative purposes. Commodity price fluctuations and volatility can also impact producer activity and throughput in Pembina's infrastructure.
The following table shows the impact on earnings(1) if the underlying commodity price risk of the derivative financial instruments (increased) or decreased by 15 percent, with other variables held constant.

As at December 31, 2021	15 Percent	15 Percent
($ millions)	Price Increase	Price Decrease
Crude oil	(40)	40
Natural gas	11	(11)
NGL(2)	(39)	39
(1)    Based on average market prices.
(2)    Includes propane, butane and condensate.
b.    Foreign Exchange Risk
Certain of Pembina's cash flows, namely a portion of its commodity-related cash flows, certain cash flows from U.S.-based infrastructure assets and distributions from U.S.-based investments in equity accounted investees, are subject to currency risk, arising from the denomination of specific cash flows in U.S. dollars. Additionally, a portion of Pembina's capital expenditures and contributions or loans to Pembina's U.S.-based investments in equity accounted investees, may be denominated in U.S. dollars. Furthermore, the value of the investment in U.S. dollar denominated subsidiaries will fluctuate with changes in exchange rates when translated into Pembina's functional currency.
Pembina monitors, assesses and responds to these foreign currency risks using an active risk management program, which may include the issuance of U.S. dollar debt, and exchange of foreign currency for domestic currency at a fixed rate.
The following table shows the impact on earnings(1) if the underlying foreign exchange risk rate of the derivative financial instruments (increased) or decreased by $0.10, with other variables held constant.

As at December 31, 2021	$0.10	$0.10
($ millions)	Rate Increase	Rate Decrease
U.S. to Canadian dollars	(27)	27
(1)    Based on the U.S. to Canadian dollar exchange rate.
c.    Interest Rate Risk
Interest bearing financial liabilities include Pembina's debt and lease liabilities. Pembina has a floating interest rate debt in the form of its credit facilities and certain long-term debt, which subjects Pembina to interest rate risk. Pembina monitors and assesses variable interest rate risk and responds to this risk by issuing long-term debt with fixed interest rates or by entering into interest rate swaps.
Pembina's U.S. drawings on its credit facilities, certain U.S. debt, and Pembina's interest rate swaps have variable rate components that reference the USD London Interbank Offered Rate ("LIBOR"). 1-Week and 2-Month USD LIBOR rates have been phased out on December 31, 2021 and other USD LIBOR rates will cease to be published at the end of June 2023. LIBOR will likely be replaced by a secured overnight financing rate. Pembina will continue to monitor developments and the potential impact on the business.
At the reporting date, the interest rate profile of Pembina's interest-bearing financial instruments was:

As at December 31
($ millions)	2021	2020
Carrying amounts of financial liability
Fixed rate instruments(1)	11,055	10,120
Variable rate instruments(2)	907	1,530
	11,962	11,650
(1)    Includes lease liabilities and subordinated hybrid notes.
(2)    At December 31, 2021, Pembina held positions in financial derivative contracts designated as cash flow hedging instruments, fixing the interest rates on U.S. $250 million of variable rate debt (December 31, 2020: U.S. $250 million).
Cash Flow Sensitivity Analysis for Variable Rate Instruments
The following table shows the impact on earnings if interest rates at the reporting date would have (increased) decreased earnings by 100 basis points, with other variables held constant.

As at December 31, 2021	100 Basis Point	100 Basis Point
($ millions)	Increase	Decrease
Variable rate instruments	(11)	11
Fair Values
The fair values of financial assets and liabilities, together with the carrying amounts shown in the consolidated statements of financial position, are shown in the table below. Certain non-derivative financial instruments measured at amortized cost including, cash and cash equivalents, trade receivables and other, finance lease receivables, advances to related parties, trade payables and other, and other liabilities have been excluded because they have carrying amounts that approximate their fair value due to the nature of the item or the short time to maturity. These instruments would be classified in Level 2 of the fair value hierarchy.

	2021				2020
As at December 31	Carrying Value	Fair Value(1)			Carrying Value	Fair Value(1)
($ millions)		Level 1	Level 2	Level 3		Level 1	Level 2	Level 3
Financial assets carried at fair value
Derivative financial instruments(3)	95	—	84	11	53	—	53	—
Financial liabilities carried at fair value
Derivative financial instruments(3)	59	—	59	—	69	—	69	—
Contingent consideration(4)	70	—	35	35	—	—	—	—
Financial liabilities carried at amortized cost
Loans and borrowings(2)	11,239	—	11,814	—	10,876	—	11,902	—
(1)    The basis for determining fair value is disclosed in Note 4.
(2)    Carrying value of current and non-current balances. Includes loans and borrowings and subordinated hybrid notes.
(3)    At December 31, 2021 all derivative financial instruments are carried at fair value through earnings, except for $8 million in interest rate derivative financial assets that have been designated as cash flow hedges.
(4)    Included in trade payables and other and other liabilities. See Note 9 for further details.
Level 2
Pembina's Level 2 financial instruments carried at fair value are valued using inputs that include quoted forward prices for commodities, time value and volatility factors, which can be substantially observed or corroborated in the marketplace. Instruments in this category include non-exchange traded derivatives such as over-the-counter physical forwards and options, including those that have prices similar to quoted market prices. Pembina obtains quoted market prices for its inputs from information sources including banks, Bloomberg Terminals and Natural Gas Exchange.
Level 3In April 2021, Pembina entered into a long-term power purchase agreement that resulted in the recognition of an embedded derivative which Pembina has classified in Level 3 of the fair value hierarchy. The embedded derivative is accounted for at fair value with realized and unrealized gains and losses recognized in earnings. The fair value is measured using a forward pricing model based on the fixed off take price and forward power price differentials each reporting date. The fair value is determined using the contracted Alberta Electric System Operator ("AESO") wind power price at the reporting date compared to the quoted forward AESO wind power prices at the reporting date adjusted for the wind discount, which is calculated as the decrease in realized power price for wind generators relative to the average power pool prices.
The significant unobservable inputs used in the fair value measurement of the Level 3 derivative instrument were as follows:

Significant Unobservable Inputs (percent)	2021
Wind discount	29.0
Wind escalation rate	4.5
Wind capacity	38.2
Wind discount inputs are adjusted for management's projections of wind discount escalation over time which cannot be substantially observed or corroborated in the marketplace.
The table below shows the impact to earnings associated with the change in fair value of the derivative if the following significant unobservable inputs at the reporting date would have (increased) decreased, with other variables held constant. Management concluded that changes in the wind capacity factor would not have a material impact to the fair value measurement.

As at December 31, 2021
($ millions)	Sensitivity Range	Increase	Decrease
Wind discount	+/- 20 percent	(38)	38
Wind escalation rate	+/- 10 percent	(8)	8
Changes in net fair value of derivative asset and liability classified as Level 3 in the fair value hierarchy were as follows:

For the year ended December 31
($ millions)	2021
Level 3 net derivative asset at beginning of period	—
Total gain (loss):
Included in earnings	11
Level 3 net derivative asset at end of period	11
There were no transfers into or out of Level 3 during the year ended December 31, 2021.
Interest Rates Used for Determining Fair Value
The interest rates used to discount estimated cash flows, when applicable, are based on the government yield curve at the reporting date plus an adequate credit spread, and were as follows:

As at December 31
(percent)	2021	2020
Derivatives	0.4 - 1.8	0.5 - 0.7
Loans and borrowings	1.1 - 5.0	0.5 - 3.9
Fair value of power derivatives are based on market rates reflecting forward curves.
Derivative instruments
Pembina enters into derivative instruments to hedge future cash flows associated with interest rate, commodity, and foreign exchange exposures. Derivatives are considered effective hedges to the extent that they offset the changes in value of the hedged item or transaction resulting from a specified risk factor. In some cases, even though the derivatives are considered to be effective economic hedges, they do not meet the specific criteria for hedge accounting treatment and are classified as held at fair value through profit or loss ("FVTPL").
The following table is a summary of the net derivative financial instruments:

	2021					2020
As at December 31 ($ millions)	Current Asset(1)	Non-Current Asset	Current Liability(1)	Non-Current Liability	Total	Current Asset(1)	Non-Current Asset	Current Liability(1)	Total
Commodity, power, storage and rail financial instruments	13	73	(48)	(6)	32	11	27	(68)	(30)
Interest rate	1	8	—	—	9	—	1	(1)	—
Foreign exchange	—	—	(5)	—	(5)	14	—	—	14
Net derivative financial instruments	14	81	(53)	(6)	36	25	28	(69)	(16)
(1)    At December 31, 2021 the derivative financial instruments were offset by $11 million (2020: $6 million) when determining the net amounts presented on the consolidated statement of financial position.
Notional and Maturity Summary
The maturity and notional amount or quantity outstanding related to Pembina's derivative instruments are as follows:

($ millions)	Liquids (bpd)	Natural Gas (GJ/d)	Power (GWh)	Foreign Exchange	Interest Rate
As at December 31, 2021
Purchases(1)	—	62,615	6,166	—	—
Sales(1)	16,550	—	—	—	—
Millions of U.S. dollars	—	—	—	272	250
Maturity dates	2022	2022	2040	2022	2025
As at December 31, 2020
Purchases(1)(2)	1,756	73,557	—	—	—
Sales(1)	25,284	—	—	—	—
Millions of U.S. dollars	—	—	—	260	250
Maturity dates	2021	2021	2021	2021	2025
(1)    Barrels per day ("bpd"), gigajoules per day ("GJ/d") and gigawatt hours ("GWh").
(2)    As at December 31, 2020 Pembina had outstanding power purchase derivatives representing approximately 6 megawatt hours.
Gains and Losses on Derivative Instruments
Realized and unrealized losses (gains) on derivative instruments are as follows:

For the years ended December 31
($ millions)	2021	2020
Derivative instruments held at FVTPL(1)
Realized loss (gain)
Commodity-related	200	(54)
Foreign exchange	(12)	2
Unrealized (gain) loss
Commodity-related	(73)	84
Foreign exchange	19	5
Derivative instruments in hedging relationships(2)
Unrealized (gain) loss
Interest rate	(8)	—
(1)    Realized and unrealized losses (gains) on commodity derivative instruments held at FVTPL are included in loss (gain) on commodity-related derivative financial instruments in the Consolidated Financial Statements. Realized and unrealized losses (gains) on foreign exchange derivative instruments held at FVTPL are included in net finance costs in the Consolidated Financial Statements.
(2)     Unrealized losses (gains) on derivatives in designated cash flow hedging relationships are recognized in the cash flow hedge reserve in accumulated other comprehensive income, with realized (gains) losses being reclassified to net finance costs. Refer to Note 24 for amounts reclassified. No (gains) losses have been recognized in net income relating to discontinued cash flow hedges.
Non-Derivative Instruments Designated as Net Investment Hedges
Pembina has designated certain U.S. dollar denominated debt as a hedge of the Company's net investment in U.S. dollar denominated subsidiaries and investments in equity accounted investees. The designated debt has been assessed as having no ineffectiveness as the U.S. dollar debt has an equal and opposite exposure to U.S. dollar fluctuations. As a result, all foreign exchange gains or losses on the debt are reported directly in other comprehensive income.
The following balances of U.S. dollar debt had been designated as hedges:

For the years ended December 31 ($ millions)	2021	2020
Notional amount of U.S. debt designated (in U.S. dollars)	250	250
Carrying value of U.S. debt designated	316	317
Maturity date	2025	2025